UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

(b)

On January 21, 2025, Complete Solaria, Inc. (the “Company”) held a conference call to discuss selected preliminary unaudited financial results for its fourth fiscal quarter and 2024 fiscal year (such preliminary unaudited financial results, the “Preliminary Unaudited Results”) that the Company had announced by press release on January 21, 2025. A copy of the transcript of the Company’s January 21, 2025 conference call is furnished with this report as Exhibit 99.1. A copy of the related press release was previously filed by the Company as an exhibit to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 21, 2025 (the “Press Release”).

The information in or referred to in this Item 2.02, including Exhibit 99.1 and the Press Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Preliminary and Unaudited Financial Results

The Preliminary Unaudited Results are preliminary and subject to the Company’s quarter and year-end accounting procedures and external audit by the Company’s independent registered accounting firm. As a result, the Preliminary Unaudited Results may change in connection with the finalization of the Company’s closing and reporting processes and financial statements for Q4’24 and fiscal 2024 and may not represent the actual financial results for such quarter and full year. In addition, the Preliminary Unaudited Results are not a comprehensive statement of the Company’s financial results for Q4’24 or the 2024 fiscal year, should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of our results for any future period.

Forward Looking Statements

This Form 8-K, including Exhibit 99.1 and the Press Release referred to herein, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act about the Company and its industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “focus,” “forecast,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” and “pursue” or the negative of these terms or similar expressions. These forward-looking statements include, without limitation, the Company’s Q1’25 revenue projection, the Company’s expectations regarding our Q4’24 and fiscal 2025 financial performance, including with respect to Q4’24 and fiscal 2024 combined revenues and profit before tax loss, expectations and plans relating to further headcount reduction, cost control efforts, and our expectations with respect to when the Company achieves breakeven operating income and positive operating income, including the Company’s forecast to be operating income breakeven in Q1’25. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, the Company’s ability to implement further headcount reductions and cost controls, the Company’s ability to integrate and operate the combined business with the SunPower assets, the Company’s ability to achieve the anticipated benefits of the SunPower acquisition, global market conditions, any adjustments, changes or revisions to the Company’s financial results arising from the Company’s financial closing procedures, the completion of the Company’s audit and financial statements for Q4’24 and fiscal 2024, and other risks and uncertainties applicable to the Company’s business. For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 1, 2024, the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission and other documents that we have filed with, or will file with, the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Complete Solar assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2025, the Board of Directors (the (“Board”) of the Company, on the recommendation of its Nominating and Corporate Governance Committee, appointed J. Daniel McCranie to serve as a director of the Company, effective immediately. Mr. McCranie will serve an initial term that will expire at the Company’s 2025 annual meeting of stockholders, when he will be up for election for another term. Prior to his appointment, the Board of Directors expanded its size from nine to ten directors. The resulting vacancy has been filled with Mr. McCranie’s election.

During September 2024, a trust controlled by Mr. McCranie purchased $750,000 aggregate principal amount of the Company’s 7.00% Convertible Senior Notes due 2029 (the “7.00% Notes”) pursuant to note purchase agreements entered into between the trust and the Company. The 7.00% Notes were issued pursuant to the Indenture, dated September 16, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee. The 7.00% Notes purchased by Mr. McCranie’s trust equal less than 1.0% of the total principal amount of the outstanding 7.00% Notes. Other than with respect to the 7.00% Notes held by Mr. McCranie’s trust, there are no other transactions and no proposed transactions between Mr. McCranie (or any member of his immediate family) and the Company (or any of its subsidiaries), and there is no arrangement or understanding between Mr. McCranie and any other person or entity pursuant to which Mr. McCranie was appointed as a director of the Company.

Mr. McCranie will receive the same compensation and indemnification rights as the Company’s other non-employee directors as disclosed in the Company’s Proxy Statement for its 2024 annual meeting filed with the Securities and Exchange Commission on November 8, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Transcript of conference call held on January 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.
Dated: January 27, 2025
	By:	/s/ Daniel Foley
Daniel Foley
Chief Financial Officer

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